UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INVENSENSE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4.	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 05/17/17 FOR INVENSENSE, INC.
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM    ** E **
PLEASE INDICATE YOUR VOTING
INSTRUCTIONS FOR EACH PROPOSAL
THIS SPACE INTENTIONALLY LEFT BLANK
46123D205
PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING
Broadridge
51 MERCEDES WAY
EDGEWOOD NY 11717
INVENSENSE, INC.
1745 TECHNOLOGY DRIVE
SAN JOSE, CA 95110
S57214
000

INVENSENSE, INC. SPECIAL MEETING TO BE HELD ON OS/17/17 AT 10:00 A.M. EDT
FOR HOLDERS AS OF 03/23/17    •ISSUER CONFIRMATION COPY - INFO ONLY •
3    1-0001
THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.
46123DZOS
1.•- TO ADOPT THE AGREEMENT AND PLAN OF MERGER ENTERED INTO BY AND AMONG INVENSENSE,TDK CORPORATION AND TDK SENSOR SOLUTIONS CORPORATION,PURSUANT TO WHICH INVENSENSE WOULD BE ACQUIRED BY
TDK CORPORATION (THE “MERGER”), AND EACH SHARE OF INVENSENSE COMMON STOCK ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE
••• CDUE TO SPACE LIMITS,SEE PROXY STATEMENT FOR FULL PROPOSAL>.
2.•- TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION
THAT MAY BE PAID OR BECOME PAYABLE TO INVENSENSE’S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER.
3.•- TO APPROVE THE POSTPONEMENT OR ADJOURNMENT OF THE SPECIAL
MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE PROPOSAL 1 IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL 1
•NOTE• TELEPHONE THE INDIVIDUAL/S WHO REPRESENT YOUR ACCOUNT IF YOU HAVE ANY QUESTIONS OR SEEK DISSENTERS’/APPRAISAL RIGHTS
(SEE PAGES 103 TO 107 OF THE PROXY STATEMENT.)
•NOTE• SUCH OTHER BUSINESS AS HAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF.
MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.
VIF01H
FOR
0019900
FOR
AGN
ABS
FOR
0029440
FOR
AGN
ABS
FOR
0019900
FOR
AGN
ABS
FOR